UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 15, 2006

TRANSACTION SYSTEMS ARCHITECTS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-25346	47-0772104
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

224 South 108th Avenue, Omaha, Nebraska	68154
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ telephone number, including area code

(402) 334-5101

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre-commencement communications pursuant to Rule 13c under the Exchange Act

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 15, 2006, Donald P. Newman, the Vice President, Chief Accounting Officer and Controller of Transaction Systems Architects, Inc. (the “Company”), notified the Company that he will be resigning from the Company on October 6, 2006. Effective as of the date of Mr. Newman’s resignation, the Board of Directors will appoint David R. Bankhead, age 56, the former Senior Vice President, Chief Financial Officer and Treasurer of the Company, to serve as the Chief Accounting Officer and Controller. Mr. Bankhead served as the Senior Vice President, Chief Financial Officer and Treasurer of the Company from July 2003 to September 2006. Prior to joining the Company, Mr. Bankhead was Vice President and Chief Financial Officer of Alysis Technologies, Inc. from February 2000 to May 2001.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSACTION SYSTEMS ARCHITECTS, INC.

Date: September 21, 2006

	By:	/s/ Dennis P. Byrnes
	Name:	Dennis P. Byrnes
	Title:	Senior Vice President